Exhibit 10.2

UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE

FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to, or otherwise received by, GLOBAL NET LEASE, INC., a Maryland corporation (“REIT”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company (“Global II Holdco”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (the “Initial Subsidiary Guarantors”) and EACH ADDITIONAL SUBSIDIARY GUARANTOR (AS DEFINED IN THE HEREINAFTER-DEFINED CREDIT AGREEMENT) THAT MAY HEREAFTER BECOME A PARTY HERETO (the “Additional Subsidiary Guarantors”; REIT, International Holdco, Global II Holdco, the Initial Subsidiary Guarantors and the Additional Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), in its capacity as a “Lender” under the Credit Agreement referenced below and each other “Lender” (as defined in the Credit Agreement) which may now be or hereafter become a party to the Credit Agreement, any such individual Lender acting as an Issuing Lender under the Credit Agreement, any such individual Lender acting as the Swing Loan Lender under the Credit Agreement, and KeyBank acting as agent for all of the Lenders under the Credit Agreement (in such capacity, together with any successor agent, “Agent”), to extend credit or otherwise provide financial accommodations to GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), under the Credit Agreement, which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to each of Agent, each Lender and each Lender Hedge Provider (collectively, the “Guaranteed Parties”), the complete payment and performance of the following liabilities, obligations and indebtedness (hereinafter referred to collectively as the “Guaranteed Obligations”):

(a)          the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the outstanding principal amount under the Revolving Credit Notes made by Borrower to the Revolving Credit Lenders (as defined in the Credit Agreement), which at the Closing Date were issued in the aggregate principal face amount of up to $550,000,000.00, of the outstanding principal amount under the Term Loan Notes made by Borrower to the Term Loan Lenders (as defined in the Credit Agreement), which at the Closing Date were issued in the aggregate principal face amount of up to €194,636,678.22, and of the outstanding principal amount under the Swing Loan Note made by Borrower, which at the Closing Date was issued in the principal face amount of up to $10,000,000.00, together with interest as provided in the Revolving Credit Notes, the Term Loan Notes and the Swing Loan Note and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(b)          the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Credit Agreement dated of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”; capitalized terms that are used herein that are not otherwise defined herein shall have the meanings set forth in the Credit Agreement) among Borrower, KeyBank National Association, as the Agent, and the Lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Revolving Credit Notes, the Term Loan Notes, the Swing Loan Note and each of the notes described in this subsection (b) are hereinafter referred to collectively as the “Note”); and

(c)          the full and prompt payment and performance of any and all obligations of Borrower to each Guaranteed Party under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements, and extensions thereof; and

(d)          the full and prompt payment and performance of any Hedge Obligations; and

(e)          Reserved; and

(f)          the full and prompt payment and performance when due of any and all obligations of Borrower to the Issuing Lender and the Swing Loan Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(g)          the full and prompt payment and performance of any and all other obligations of Borrower to each Guaranteed Party under any of the other Loan Documents, including, without limitation, all other Obligations. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement, pursuant to which the Total Revolving Credit Commitment and/or the Total Term Loan Commitment under the Credit Agreement may from time to time be increased such that, after giving effect to such increase(s), the Total Commitment does not exceed $950,000,000.00 in the aggregate, and agree that this Unconditional Guaranty of Payment and Performance (this “Guaranty”) shall extend and be applicable to each new or replacement Note delivered by Borrower in connection with any such increase of the Total Revolving Credit Commitment and/or the Total Term Loan Commitment and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.

Notwithstanding anything to the contrary contained herein, under no circumstances shall any of the “Obligations” guaranteed hereby include any obligation that constitutes an Excluded Hedge Obligation of such Guarantor.

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1.          Agreement to Pay and Perform; Costs of Collection. Guarantors do hereby agree that, following and during the continuance of an Event of Default under the Loan Documents if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to any Guaranteed Party under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Agent and each Lender under the Note or of Borrower or any Guarantor under the other Loan Documents are not performed by Borrower or such Guarantor, as applicable, in accordance with their terms, Guarantors will immediately upon demand make such payments and perform such obligations. Guarantors further agree to pay Agent, for the benefit of itself and the other Lenders, on demand all reasonable out-of-pocket costs and expenses (including court costs and reasonable out-of-pocket attorneys’ fees and disbursements paid or incurred by Agent and the Lenders in endeavoring to collect the Guaranteed Obligations guaranteed hereby subject to any applicable limitations on expenses set forth in Section 15 of the Credit Agreement, to enforce any of the Guaranteed Obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and if not paid to Agent within thirty (30) days after demand, such sums shall bear interest at the Default Rate set forth in Section 4.11 of the Credit Agreement unless collection from Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under applicable law.

2.          Reinstatement of Refunded Payments. If, for any reason, any payment to any Guaranteed Party of any of the Guaranteed Obligations guaranteed hereunder is required to be refunded, rescinded or returned by such Person to Borrower, or paid or turned over to any other Person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantors agree as follows: (a) to pay to Agent, for the benefit of itself or such other affected Guaranteed Party, as the case may be, on demand an amount equal to the amount so required to be refunded, paid or turned over (each, a “Turnover Payment”); (b) the obligations of Guarantors shall not be treated as having been discharged by the original payment to such Guaranteed Party giving rise to such Turnover Payment; and (c) this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by such Guaranteed Party as well as for any amounts not theretofore paid to such Guaranteed Party on account of such obligations.

3.          Rights of the Guaranteed Parties to Deal with Collateral, Borrower and Other Persons. Each Guarantor hereby consents and agrees that any Guaranteed Party may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor or any other Person, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any Person on its behalf or for its account, securing any indebtedness or liability hereby guaranteed (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured); substitute, for any collateral so held by it, other collateral of like kind, or of any kind (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured); modify the terms of the Note or the other Loan Documents; extend or renew the Note or the Credit Agreement for any period; grant releases, compromises and indulgences with respect to the Note or the other Loan Documents and to any Persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor (including any Guarantor), surety, endorser or accommodation party of the Note or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which any Guaranteed Party shall take or fail to take in connection with the Note and the other Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to any Guaranteed Party or for the performance of any obligations or undertakings of Borrower or any Guarantor, nor any course of dealing with Borrower or any other Person, shall release any Guarantor’s obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against any Guaranteed Party. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the other Loan Documents, and any and all references herein to the Note and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 18.3 of the Credit Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantors, or any of them.

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4.          No Contest with any Guaranteed Party; Subordination. So long as any of the Guaranteed Obligations hereby guaranteed remain unpaid or undischarged or any Lender has any obligation to make Loans or issue Letters of Credit, no Guarantor will, as a result of paying any sum recoverable hereunder (whether or not demanded by Agent or such Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of any Guarantor to Borrower or, in proceedings under any Insolvency Law or insolvency proceedings of any nature, prove in competition with any Guaranteed Party in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Guaranteed Obligations hereby guaranteed which, now or hereafter, any Guaranteed Party may hold or in which it may have any share. For so long as any of the Guaranteed Obligations or Letters of Credit remain outstanding or subject to any fraudulent conveyance, preference, transfer for undervalue or bankruptcy preference period or any other possibility of disgorgement, or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor hereby expressly waives and releases any right of contribution or reimbursement from or indemnity against Borrower or any other Guarantor, or any right of exoneration, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, and each Guarantor acknowledges that such Guarantor has no right whatsoever to proceed against Borrower or any other Guarantor for reimbursement of any such payments except for those rights of such Guarantor under the Contribution Agreement; provided, however, for so long as any of the Guaranteed Obligations or Letters of Credit remain outstanding or subject to any fraudulent conveyance, preference, transfer for undervalue or bankruptcy preference period or any other possibility of disgorgement, or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement or otherwise and each Guarantor agrees not to make or receive any payment on account of such rights under the Contribution Agreement or otherwise. In the event any Guarantor shall receive any payment under or on account of such rights whether under the Contribution Agreement or otherwise while any of the Guaranteed Obligations are outstanding, it shall hold such payment as trustee for the Guaranteed Parties and be paid over to Agent, for the benefit of itself and the other Lenders, on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of the Guaranteed Obligations shall have been reduced by such payment. In connection with the foregoing, for so long as any of the Guaranteed Obligations or Letters of Credit remain outstanding or subject to any fraudulent conveyance, preference, transfer for undervalue or bankruptcy preference period or any other possibility of disgorgement, or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor expressly waives and releases any and all rights of subrogation to any Guaranteed Party against Borrower or any other Guarantor, and each Guarantor hereby waives any rights to enforce any remedy which any Guaranteed Party may have against Borrower or any other Guarantor and any rights to participate in any collateral for the Guaranteed Obligations. For so long as any of the Guaranteed Obligations or Letters of Credit remain outstanding or subject to any fraudulent conveyance, preference, transfer for undervalue or bankruptcy preference period or any other possibility of disgorgement, or any Guaranteed Party has any obligation to make Loans or issue Letters of Credit, each Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to such Guarantor to all indebtedness of Borrower or any other Guarantor to any Guaranteed Party, and agrees with each Guaranteed Party that (a) after the occurrence and during the continuance of an Event of Default, Guarantors shall not demand or accept any payment from Borrower or any other Guarantor on account of such indebtedness, (b) such Guarantor shall not claim any offset or other reduction of Guarantors’ obligations hereunder because of any such indebtedness, and (c) Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured); provided, however, that, if after the occurrence and during the continuation of an Event of Default, Agent so requests, such indebtedness shall be collected, enforced and received by Guarantors as trustee for the Guaranteed Parties and be paid over to Agent, for the benefit of itself and the other Lenders, on account of the indebtedness of Borrower to the Guaranteed Parties, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

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5.          Waiver of Defenses. Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:

(a)          (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment to or waiver of, or consent to the departure from or other indulgence with respect to, any provision of the Credit Agreement, any other Loan Document, or any document or instrument evidencing or relating to the Hedge Obligations guaranteed hereby, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any document or instrument evidencing or relating to the Hedge Obligations guaranteed hereby, or any assignment or transfer of any of the foregoing;

(b)          any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of Borrower or any other Person;

(c)          any act or failure to act by Borrower or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;

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(d)          any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed (it being understood that as of the Closing Date the Obligations are unsecured);

(e)          any application of sums paid by Borrower or any other Person with respect to the Guaranteed Obligations, regardless of what liabilities of Borrower remain unpaid;

(f)          any defense of Borrower, including, without limitation, the invalidity, illegality or unenforceability of any of the Guaranteed Obligations;

(g)          either with or without notice to Guarantors, any renewal, extension, modification, amendment or other changes in the Guaranteed Obligations, including but not limited to any material alteration of the terms of payment or performance of the Guaranteed Obligations;

(h)          any statute of limitations in any action hereunder or for the collection of the Note or the Credit Agreement or for the payment or performance of any obligation hereby guaranteed;

(i)          the incapacity, lack of authority, death or disability of Borrower, any Guarantor or any other Person or entity, or the failure of any Guaranteed Party to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other Person or entity;

(j)          the dissolution or termination of existence of Borrower, any Guarantor or any other Person or entity;

(k)          the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Guarantor or any other Person or entity;

(l)          the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor or any other Person or entity, or any of Borrower’s or any Guarantor’s or any other Person’s or entity’s properties or assets;

(m)          the damage, destruction, condemnation, foreclosure or surrender of all or any part of any collateral (it being understood that as of the Closing Date the Obligations are unsecured), the Real Estate or any of the improvements located thereon;

(n)          the failure of any Guaranteed Party to give notice of the existence, creation or incurrence of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other Person whomsoever in connection with any obligation hereby guaranteed;

(o)          any failure or delay of any Guaranteed Party to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the other Loan Documents, or to realize upon any security;

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(p)          any failure of any duty on the part of any Guaranteed Party to disclose to any Guarantor any facts it may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other Person, any collateral (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured), or any other assets or liabilities of such Persons, whether such facts materially increase the risk to Guarantors or not (it being agreed that Guarantors assume responsibility for being informed with respect to such information);

(q)          failure to accept or give notice of acceptance of this Guaranty by any Guaranteed Party;

(r)          failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(s)          failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(t)          any and all other notices whatsoever to which Guarantors might otherwise be entitled;

(u)          any lack of diligence by any Guaranteed Party in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured);

(v)         the invalidity or unenforceability of the Note or any of the other Loan Documents, or any assignment or transfer of the foregoing;

(w)          the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the other Loan Documents or any other Guaranteed Obligations;

(x)          any transfer by Borrower or any other Person of all or any part of the security encumbered by the Loan Documents (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured);

(y)          the failure of any Guaranteed Party to perfect any security or to extend or renew the perfection of any security (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured); or

(z)          to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled (other than the defense of full payment and performance of the Guaranteed Obligations or that a Guarantor has been released from its obligations under this Guaranty), it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.

Each Guarantor understands that the exercise by a Guaranteed Party of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation against Borrower or the other Guarantors and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantors hereby authorize and empower Agent, on behalf of each Guaranteed Party, and such Guaranteed Party’s respective successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantors that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances.

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6.          Guaranty of Payment and Performance and Not of Collection. This is a Guaranty of payment and performance and not of collection. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against securities or liens (if any) available to any Guaranteed Party, its successors, successors in title, endorsees or assigns. Guarantors hereby waive any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of any Guaranteed Party in favor of Borrower or any other Person.

7.          Rights and Remedies of the Guaranteed Parties. In the event of an Event of Default under the Note or the other Loan Documents, or any of them, that is continuing (it being understood that no Guaranteed Party has any obligation to accept cure after an Event of Default occurs), the Agent, on behalf of itself and the other Lenders, and the Lenders shall have the right to enforce their rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to such Guaranteed Party in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, the Guarantors hereby authorize and empower Agent upon the occurrence and during the continuance of any Event of Default under the Note or the other Loan Documents, at its sole discretion, and without notice to Guarantors, to exercise any right or remedy which any Guaranteed Party may have, including, but not limited to, foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any of the Guaranteed Obligations guaranteed hereby (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured), whether by foreclosure or otherwise, each Guaranteed Party may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or any other Loan Document without prejudice to such Guaranteed Party’s remedies hereunder against Guarantors for deficiencies. If the Guaranteed Obligations are partially paid by reason of the election of the Guaranteed Parties or Agent on behalf of the Lenders to pursue any of the remedies available to them, or if such Guaranteed Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the Guaranteed Obligations guaranteed hereby even though any rights which any Guarantor may have against Borrower or any other Person may be destroyed or diminished by the exercise of any such remedy.

8.          Application of Payments. Guarantors hereby authorize Agent, without notice to Guarantors, to apply all payments and credits received from Borrower, any Guarantor or any other Person or realized from any security (it being understood that as of the Closing Date the Obligations and the Guaranteed Obligations are unsecured) as set forth in the Credit Agreement.

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9.          Business Failure, Bankruptcy or Insolvency. In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy, insolvency or other case or proceeding with respect to any Guarantor under any Insolvency Law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, Agent, on behalf of itself and the other Lenders, may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Guaranteed Parties allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the Guaranteed Obligations shall then be due and payable, by declaration or otherwise, Agent, on behalf of itself and the other Lenders, shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the Guaranteed Obligations, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, any other Insolvency Law or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of any Guaranteed Party to enforce any rights of such Guaranteed Party against Guarantors by virtue of this Guaranty or otherwise.

10.         Covenants of Guarantors. Guarantors hereby covenant and agree with each Guaranteed Party that until all Guaranteed Obligations have been repaid in full in cash, all obligations and undertakings (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made, and any Letters of Credit collateralized on terms acceptable to the relevant Issuing Bank in its sole discretion) of Borrower under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans or issue Letters of Credit under the Credit Agreement, Guarantors will comply with any and all covenants applicable to Guarantors set forth in the Credit Agreement.

11.         Rights of Set-off. Regardless of the adequacy of any collateral, during the continuance of any Event of Default under the Note or the other Loan Documents, each Guaranteed Party may at any time and without notice to Guarantors, set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or branch of such Guaranteed Party where the deposits are held) now or hereafter held by such Guaranteed Party against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.

12.         Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of any Guarantor can be released or waived by the Lenders except as provided in Section 5.3 or Section 27 of the Credit Agreement. This Guaranty shall be irrevocable by Guarantors until all Guaranteed Obligations has been repaid in full in cash, all obligations and undertakings (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made and any Letters of Credit collateralized on terms acceptable to the relevant Issuing Bank in its sole discretion) of Borrower under, by reason of, or pursuant to the Note, the Letters of Credit and the Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans or issue Letters of Credit under the Credit Agreement.

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13.         Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Guaranty (hereinafter in this Section 13 referred to as “Notice”), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

The address of Agent is:

KeyBank National Association

4910 Tiedeman Road, 3rd Floor

Brooklyn, Ohio 44144

Attn: Rosemarie Borelli

Telecopy No.: (216) 357-6383

With a copy to:

KeyBank National Association

127 Public Square, 8th Floor

Cleveland, OH 44114

Attn: Sara Jo Smith

Telecopy No.: (216) 689-5970

And:

Dentons US LLP
303 Peachtree Street, Suite 5300
Atlanta, Georgia 30308
Attn: William F. Timmons, Esq.

Telecopy No.: (404) 527-4198

The address of Guarantors is:

c/o Global Net Lease Operating Partnership, L.P.

405 Park Avenue

Third Floor

New York, NY 10022
Attn: General Counsel
Telecopy No.: (212) 421-5799

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With a copy to:

c/o Global Net Lease Operating Partnership, L.P.
405 Park Avenue
Third Floor
New York, NY 10022
Attn: Chief Financial Officer
Telecopy No.: (212) 421-5799

Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telegraph, telecopy, telefax or telex is permitted, upon being sent and confirmation of receipt. The time period in which a response to any such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days’ prior Notice thereof, Borrower, Guarantors or the Agent shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

14.         Governing Law. EACH PARTY HERETO ACKNOWLEDGES AND AGREES, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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15.         CONSENT TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY (EACH GUARANTEED PARTY HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES. AGENT AND EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION TO THE RIGHT, IF ANY, TO TRIAL BY JURY. EACH GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH IN SECTION 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT AGENT OR ANY LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST ANY GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF ANY GUARANTOR, WITHIN ANY OTHER STATE OR OTHER JURISDICTION (INCLUDING, WITHOUT LIMITATION, IN ANY JURISDICTION WITHIN AN APPROVED FOREIGN COUNTRY). INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE OR OTHER JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND EACH GUARANTEED PARTY HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK. EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY GUARANTEED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH GUARANTEED PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT EACH GUARANTEED PARTY HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 15. EACH OF THE GUARANTORS THAT IS AN APPROVED FOREIGN ENTITY ACKNOWLEDGES AND AGREES THAT (1) IT IS OPERATING IN THE UNITED STATES OF AMERICA FOR THE PURPOSE OF THIS GUARANTY, (2) IT IS CONTRACTING IN THE UNITED STATES OF AMERICA FOR THE PURPOSES OF THIS GUARANTY, AND (3) FULLY ACCEPTS THE WAIVER OF SERVICE OR PROCESS AND WAIVER OF JURISDICTION CONTAINED HEREIN REGARDLESS OF SUCH GUARANTOR’S JURISDICTION OF INCORPORATION OR FORMATION, DOMICILE OR PRINCIPLE PLACE OF BUSINESS. ADDITIONALLY, EACH GUARANTOR THAT IS AN APPROVED FOREIGN ENTITY ACKNOWLEDGES AND AGREES THAT IT SUBJECT OT THE PERSONAL JURISDICTION IN THE STATE OF NEW YORK AND THAT SERVICE OF PROCESS IS EFFECTIVE BASED ON THE METHODS DESCRIBED HEREIN EVEN THOUGH SUCH GUARANTOR IS A SOCIÉTÉ À RESPONSABILITÉ LIMITÉE (SARL) ORGANIZED UNDER THE LAWS OF LUXEMBOURG, A SOCIÉTÉ CIVILE IMMOBILIÈRE (SCI) ORGANIZED UNDER THE LAWS OF FRANCE, A MUTUAL REAL ESTATE COMPANY (MREC) ORGANIZED UNDER THE LAWS OF FINLAND OR OTHER TYPE OF NON-U.S. BUSINESS ENTITY PERMITTED UNDER THE CREDIT AGREEMENT, AS APPLICABLE. EACH GUARANTOR ACKNOWLEDGES THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS SECTION 15 WITH ITS LEGAL COUNSEL AND THAT SUCH GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

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16.         Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of each Guaranteed Party, its successors, successors in title, legal representatives and permitted assigns. No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Agent and the Lenders.

17.         Assignment by Guaranteed Parties. This Guaranty is assignable by each Lender in whole or in part in conjunction with any assignment of the Note or portions thereof permitted by the Credit Agreement and by Agent in accordance with the terms of the Credit Agreement, and any assignment hereof or any transfer or assignment of the Note or portions thereof by such Lender or Agent shall operate to vest in any such permitted assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to such Lender or Agent.

18.         Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19.         Disclosure. Guarantors agree that in addition to disclosures made in accordance with standard banking practices, any Guaranteed Party may disclose information obtained by such Guaranteed Party pursuant to this Guaranty as permitted by the Credit Agreement.

20.         No Unwritten Agreements. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21.         Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.

22.         Ratification. Each Guarantor does hereby restate, reaffirm and ratify each and every warranty and representation regarding such Guarantor or its Subsidiaries set forth in the Credit Agreement as if the same were more fully set forth herein on the date hereof and on the date Borrower makes such warranty and representation pursuant to the terms of the Credit Agreement.

23.         Joint and Several Liability. Each of Guarantors covenants and agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of Guarantors.

24.         Fair Consideration. Guarantors represent that Guarantors are engaged in common business enterprises related to those of Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.

25.         Counterparts. This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

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26.         Condition of Borrower. Without reliance on any information supplied by any Guaranteed Party, each Guarantor has independently taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of Borrower or any collateral, and no Guaranteed Party shall have any duty to advise any Guarantor of information at any time known to such Guaranteed Party regarding such financial condition or affairs or any collateral.

27.         Continuance of Guaranty; Release; Joinder. (a) This Guaranty and all covenants made by the Guarantors under the Loan Documents shall, subject to the terms of Section 2 hereof, continue in effect for so long as any Guaranteed Obligation remains outstanding or any Letters of Credit remain outstanding (unless cash collateralized in a manner satisfactory to the applicable Issuing Lender in its sole discretion) or any Lender has any obligation to make any Loan or issue any Letters of Credit and until all of the obligations (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) of Guarantors to Guaranteed Parties under this Guaranty are fully and finally performed and discharged in accordance with their terms (and without regard to any extension, reduction or other alteration thereof in any proceeding under the Bankruptcy Code, any other Insolvency Law or any other proceeding described in Section 12.1(g), (h) or (i) of the Credit Agreement); provided, that, notwithstanding the foregoing, the provisions of Section 2 shall survive and continue following any such discharge or termination.

(b) Upon release of any Subsidiary Guarantor in accordance with Section 5.3 of the Credit Agreement, such Subsidiary Guarantor shall be released from its obligations hereunder.

(c) Upon the occurrence of certain events and on the terms and conditions described in Section 5.2 of the Credit Agreement, certain other Subsidiaries of Borrower may become Subsidiary Guarantors for the purposes hereof and become a party hereto by executing and delivering to Agent a Joinder Agreement.

28.         Judgment Currency. For the purposes of obtaining judgment in any court if it is necessary to convert a sum due from the Guarantor hereunder in the currency expressed to be payable herein (i.e. Dollars) (the “Specified Currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase the Specified Currency with such other currency at the Agent’s main Cleveland, Ohio office on the Business Day preceding that on which final, non-appealable judgment is given. The obligations of the Guarantor in respect of any sum due hereunder shall, notwithstanding any judgment in a currency other than the Specified Currency, be discharged only to the extent that on the Business Day following receipt by any Lender (including the Agent), as the case may be, of any sum adjudged to be so due in such other currency such Lender (including the Agent), as the case may be, may in accordance with normal, reasonable banking procedures purchase the Specified Currency with such other currency. If the amount of the Specified Currency so purchased is less than the sum originally due to such Lender (including the Agent), as the case may be, in the Specified Currency, the Guarantor agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify such Lender (including the Agent), as the case may be, against such loss, and to pay such additional amounts upon demand from Agent.

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IN WITNESS WHEREOF, Guarantors have executed this Guaranty as of July 24, 2017.

REIT:

GLOBAL NET LEASE, INC., a Maryland corporation

By:	/s/ Scott Bowman
Name:	Scott Bowman
Title:	President

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

GLOBAL II HOLDCO:

ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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Unconditional Guaranty of Payment and Performance

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INITIAL SUBSIDIARY GUARANTORS:

ARC SPHRSNJ001 URBAN RENEWAL ENTITY, LLC, a New Jersey limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

ARC PPHHTKY001, LLC,
ARC CWARANE001, LLC,
ARC CWRVTIL001, LLC,
ARC CWSALKS001, LLC,
ARC CWUVLOH001, LLC,
ARC CWVININ001, LLC,
ARC CWWPKMN001, LLC,
ARC WWHWCMI001, LLC,
ARC GEGRDMI001, LLC,
ARC GSFRNTN001, LLC,
ARC TFDPTIA001, LLC,
ARC NOWILND001, LLC,
ARC GSDVRDE001, LLC,
ARC CWGRDMI001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC GSGTNPA001, LLC,
ARC GSMSSTX001, LLC,
ARC GSDALTX001, LLC,
ARC GSIFLMN001, LLC,
ARC NOPLNTX001, LLC,
ARC NNMFBTN001, LLC,
ARC DRINDIN001, LLC,
ARC VALWDCO001, LLC,
ARC LPSBDIN001, LLC,
ARC GBLMESA001, LLC,
ARC NSSNJCA001, LLC,
ARC FEAMOTX001, LLC,
ARC FECPEMA001, LLC,
ARC FESANTX001, LLC,
ARC SZPTNNJ001, LLC,
ARC WNBRNMO001, LLC,
ARC VCLIVMI001, LLC,
ARC PNEREPA001, LLC,
ARC PNSCRPA001, LLC,
ARC CTFTMSC001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC TFKMZMI001, LLC,
ARC SWWSVOH001, LLC,
ARC MKMDNNJ001, LLC,
ARC FD73SLB001, LLC,
ARC WMWSLNC001, LLC,
ARC SANPLFL001, LLC,
ARC FEWNAMN001, LLC,
ARC DG40PCK001, LLC,
ARC FEWTRNY001, LLC,
ARC FEBHMNY001, LLC,
ARC MPSTLMO001, LLC,
ARC KUSTHMI001, LLC,
ARC FELEXKY001, LLC,
ARC GECINOH001, LLC,
ARC DNDUBOH001, LLC,
ARC FELKCLA001, LLC,
ARC FD34PCK001, LLC,
ARC CJHSNTX001, LLC,
ARC OGHDGMD001, LLC,
ARC FSMCHIL001, LLC,
ARC FEBILMA001, LLC,
ARC AMWCHKS001, LLC,
ARC CJHSNTX002, LLC,
ARC DINCNOH001, LLC,
ARC FESALUT001, LLC,
ARC WIODSTX001, LLC,
ARC CGJNSMI001, LLC,
ARC CGFRSMI001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC CGWRNMI001, LLC,
ARC CSVBTMI001, LLC,
ARC FEPIESD001, LLC,
ARC GSFFDME001, LLC,
ARC GSRNGME001, LLC,
ARC GSRPCSD001, LLC,
ARC TRLIVMI001, LLC,
ARC FEHBRKY001, LLC,
ARC CGMARSC001, LLC,
ARC CGLGNIN001, LLC,
ARC CGMADIN001, LLC,
ARC MSELGIL001, LLC,
ARC JTCHATN001, LLC,
ARC JTCHATN002, LLC,
ARC BHSBDIN001, LLC,
ARC HLHSNTX001, LLC,
ARC FEMANMN001, LLC,
ARC GSRTNNM001, LLC,
ARC ACHNETH001, LLC,
ARC KPHTNNE001, LLC,
ARG CBSKSMO001, LLC,
ARG FEMRGWV001, LLC,
ARG FEGRFMT001, LLC,
ARC ODVLONET001, LLC, each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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The Agent joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement, on behalf of the Lenders, to the governing law provisions contained in Section 14 hereof and the waiver of the right to trial by jury contained in Section 15 hereof and Section 6 of the Contribution Agreement.

KEYBANK NATIONAL ASSOCIATION,
as the Agent

By:	/s/ Sara Jo Smith
Name:	Sara Jo Smith
Title:	Vice President

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